UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22041

Gabelli 787 Fund, Inc.
(Exact name of registrant as specified in charter)

One Corporate Center Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli Enterprise Mergers and Acquisitions Fund

Annual Report

October 31, 2015

To Our Shareholders,

For the year ended October 31, 2015, the net asset value (“NAV”) per Class A Share of the Gabelli Enterprise Mergers and Acquisitions Fund increased 3.3% compared with an increase of 5.2% for the Standard & Poor’s (“S&P”) 500 Index. The performance of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for this year was 0.02%. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of October 31, 2015.

Performance Discussion (Unaudited)

In 2014, global deal volumes increased 47.4% to $3.5 trillion, marking the strongest year for worldwide mergers and acquisitions (“M&A”) since 2007. This surge was propelled by ninety-five deals in excess of $5 billion, more than double the number of comparably sized deals announced in 2013. In the fourth calendar quarter of 2014, deal volume totaled $922.5 billion, an increase of 7% sequentially.

In the first calendar quarter of 2015, global deal volumes increased by 25% to $854 billion, compared with the first quarter last year, marking the strongest opening quarter for deals since 2007. Announced deals greater than $5 billion remained prevalent, with twenty-seven deals in excess of $5 billion announced over that period. Although volume increased, the number of worldwide deals announced in the first quarter decreased by 3% from the same period in 2014, and by 21% from the fourth quarter of 2014.

In the second quarter of 2015, global deal volumes totaled $1.4 trillion, a 63% increase from the first quarter of this year, and a 40% increase over the same period last year. This strong quarter contributed to global deal volumes totaling $2.2 trillion for the first half of 2015, marking the strongest first half for M&A since 2007. This surge was driven by sixty-two announced deals greater than $5 billion, which accounted for 50% of total volume for the first half. Additionally, the number of worldwide deals announced has increased by 3% compared with the same period in 2014, and by 8% from the first quarter of 2015.

In the third quarter of 2015, global deal volumes totaled $1.1 trillion, a 24% increase over the third quarter of 2014. This continued strength was driven by a 96% increase in announced deals greater than $10 billion, which accounted for 36% of total volume for the three quarters. Additionally, the number of worldwide deals announced increased by 2% in the first nine months of the year.

Selected deals that closed during the Fund’s fiscal year (Unaudited)

Bally Technologies Inc. is a designer and manufacturer of gaming machines and casino management systems. On August 1, 2014, the company received an $83.30 cash merger offer from New York based Scientific Games, a lottery operator and gaming machines manufacturer. The deal valued Bally Technologies at $5.1 billion and was completed on November 21, 2014. The Fund earned a 20.78% annualized return.

Concur Technologies Inc. is a provider of cloud based corporate travel software. On September 18, 2014, SAP SE, the German software giant, announced that it would acquire Concur for $129 cash per share. This merger valued the company at $8.3 billion. After receiving the requisite regulatory and shareholder approvals, the deal closed on December 4, 2014. The Fund earned a 7.28% annualized return.

Avanir Pharmaceuticals Inc. is a biopharma firm focused on products related to the nervous system. In December 2014, Otsuka Pharmaceutical Company Ltd. announced that it would acquire Avanir in a $17 per share cash tender worth $3.5 billion. Otsuka’s strategy was to combine its expertise in drugs for mental illness with Avanir’s strengths in neurological drugs. The tender offer closed on January 13, 2015, and the Fund earned a 10.62% annualized return.

Cubist Pharmaceuticals Inc. is a pharmaceutical company engaged in the development and commercialization of antibiotic treatments. On December 8, 2014, Merck & Co. offered to acquire Cubist in a cash tender offer valued at $8.4 billion, a premium of approximately 35% to the company’s previous valuation. The tender offer closed on January 21, 2015. The Fund earned an 18.57% annualized return.

Catamaran Corporation is a provider of pharmacy benefit management services and technology solutions. On March 30, 2015, the company agreed to combine with OptumRX, UnitedHealth Group’s independent pharmacy care services business. This was a combination of the #3 and #4 PBMs in the United States. Under the terms of the combination, OptumRx acquired Catamaran for $61.50 cash per share. The combination closed on July 23, 2015. The Fund earned an annualized return of 8.64%.

Polypore International Inc. develops and manufactures microporous membranes used in products such as smartphones, laptops, tablets, and lawn and garden equipment. On February 23, 2015, it announced that the company would be sold to a U.S. subsidiary of Asahi Kasei Corporation for $60.50 per share in cash. Additionally, immediately prior to the completion of Asahi Kasei’s acquisition, 3M would purchase the assets of Polypore’s Separations Media Segment for $1 billion, with Asahi Kasei receiving the proceeds from the sale. After receiving regulatory and shareholder approvals, the merger closed on August 26, 2015. The Fund earned a 6.67% annualized return.

Thoratec Corp. designs, manufactures, and sells products to treat the full range of clinical needs for patients suffering from advanced heart failure. On July 22, 2015, St. Jude Medical announced that it would acquire the company for $63.50 cash per share in a merger worth $3.4 billion. Following regulatory and shareholder approval, the transaction closed on October 8, 2015. The Fund earned a 4.27% annualized return.

We appreciate your continuing confidence and trust.

Comparative Results

Average Annual Returns through October 31, 2015 (a)(b) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (2/28/01)
Class A (EMAAX)	3.29%	5.16%	4.24%	4.41%
With sales charge (c)	(2.65)	3.92	3.63	3.98
Class AAA (EAAAX)	3.50	5.36	4.35	4.48
Class C (EMACX)	2.69	4.57	3.67	3.83
With contingent deferred sales charge (d)	1.69	4.57	3.67	3.83
Class Y (EMAYX)	3.73	5.63	4.71	4.87
S&P 500 Index	5.20	14.33	7.85	5.65
Lipper U.S. Treasury Money Market Fund Average	0.00	0.01	1.04	1.18
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.02	0.07	1.31	1.57

In the current prospectuses dated February 27, 2015, the Fund’s expense ratios are 1.46%, 1.66%, 2.21%, and 1.21% for the Class AAA, A, C, and Y Shares, respectively. See page 13 for expense ratios for the year ended October 31, 2015. Class AAA and Class Y Shares have no sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class A Shares’ NAV are used to calculate the performance for the periods prior to the issuance of the Class AAA Shares on February 26, 2010. The actual performance for the Class AAA Shares would have been higher than the returns of the Class A Shares due to lower expenses. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends October 31.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ENTERPRISE

MERGERS AND ACQUISITIONS FUND (CLASS A SHARES) AND THE S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Gabelli Enterprise Mergers and Acquisitions Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from May 1, 2015 through October 31, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended October 31, 2015.

	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Enterprise Mergers and Acquisitions Fund
Actual Fund Return
Class AAA	$1,000.00	$ 992.50	1.44%	$ 7.23
Class A	$1,000.00	$ 992.50	1.66%	$ 8.34
Class C	$1,000.00	$ 989.50	2.20%	$11.03
Class Y	$1,000.00	$ 994.30	1.19%	$ 5.98
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.95	1.44%	$ 7.32
Class A	$1,000.00	$1,016.84	1.66%	$ 8.44
Class C	$1,000.00	$1,014.12	2.20%	$11.17
Class Y	$1,000.00	$1,019.21	1.19%	$ 6.06
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2015:

Gabelli Enterprise Mergers and Acquisitions Fund

U.S. Government Obligations	16.9%
Consumer Discretionary	16.0%
Financials	14.0%
Information Technology	12.4%
Materials	10.7%
Industrials	7.5%
Health Care	6.9%

Utilities	5.4%
Telecommunication Services	4.8%
Consumer Staples	4.8%
Energy	1.2%
Other Assets and Liabilities	(0.6)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments — October 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 83.1%
	CONSUMER DISCRETIONARY — 16.0%
	Auto Components — 1.3%
1,500	Montupet	$121,312	$117,855
52,000	Navistar International Corp.†	1,259,214	639,600
40,000	Remy International Inc.	1,177,321	1,179,600
10,000	Tenneco Inc.†	31,846	565,900

		2,589,693	2,502,955

	Diversified Consumer Services — 0.0%
2,000	Funespana SA†	18,121	15,835

	Hotels, Restaurants, and Leisure — 3.2%
8,000	Belmond Ltd., Cl. A†	87,650	85,920
1,800	Churchill Downs Inc.	58,934	264,294
180,000	Dover Motorsports Inc.	667,976	405,000
13,000	Eldorado Resorts Inc.†	65,272	128,700
12,001	International Game Technology plc	225,095	194,656
38,000	Ryman Hospitality Properties Inc.	1,354,565	1,998,800
225,000	Strategic Hotels & Resorts Inc.†	3,165,140	3,172,500

		5,624,632	6,249,870

	Household Durables — 0.1%
10,000	Nobility Homes Inc.†	133,178	112,550
18,000	Skyline Corp.†	99,216	63,000

		232,394	175,550

	Media — 10.1%
100,000	ACME Communications Inc.†	115,451	3,400
70,000	Cablevision Systems Corp., Cl. A	2,284,351	2,281,300
155,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,211,268	1,159,400
76,000	Crown Media Holdings Inc., Cl. A†	307,160	440,040
3,600	Discovery Communications Inc., Cl. A†	26,174	105,984
10,800	Discovery Communications Inc., Cl. C†	60,976	297,216
20,000	DISH Network Corp., Cl. A†	386,434	1,259,400
20,000	Journal Media Group Inc.	236,600	244,800
5,000	Liberty Broadband Corp., Cl. A†	21,191	272,800
11,000	Liberty Broadband Corp., Cl. C†	157,036	591,470
18,866	Liberty Global plc, Cl. A†	772,599	839,914
38,000	Liberty Global plc, Cl. C†	1,536,054	1,620,320
500	Liberty Global plc LiLAC, Cl. A†	17,978	19,310
1,400	Liberty Global plc LiLAC, Cl. C†	61,935	54,124
20,000	Liberty Media Corp., Cl. A†	63,573	815,200
30,000	Liberty Media Corp., Cl. C†	97,832	1,174,500
50,000	Martha Stewart Living Omnimedia Inc., Cl. A†	305,743	302,000
32,000	Media General Inc.†	545,496	475,520
14,000	Meredith Corp.	661,448	658,280

Shares		Cost	Market Value

5,000	Scripps Networks Interactive Inc., Cl. A	$372,586	$300,400
13,000	SFX Entertainment Inc.†	47,851	12,091
20,000	Shaw Communications Inc., Cl. B	265,164	415,000
20,000	Starz, Cl. A†	33,996	670,200
76,000	Telenet Group Holding NV†	3,439,325	4,422,706
4,000	Time Warner Cable Inc.	585,055	757,600
5,000	Time Warner Inc.	384,734	376,700

		13,998,010	19,569,675

	Specialty Retail — 1.3%
8,000	Aaron’s Inc.	231,784	197,360
12,000	Pier 1 Imports Inc.	88,183	89,040
142,000	The Pep Boys - Manny, Moe & Jack†	1,697,420	2,135,680

		2,017,387	2,422,080

	TOTAL CONSUMER DISCRETIONARY	24,480,237	30,935,965

	FINANCIALS — 14.0%
	Capital Markets — 0.1%
50,000	BKF Capital Group Inc.†	200,759	34,025
3,000	Kinnevik Investment AB, Cl. A	103,561	96,459

		304,320	130,484

	Commercial Banks — 1.7%
6,000	Astoria Financial Corp.	102,132	95,760
1,000	City National Corp.	89,227	89,600
120,000	First Niagara Financial Group Inc.	1,668,233	1,242,000
30,000	Hilltop Holdings Inc.†	600,677	629,100
100,000	Hudson City Bancorp Inc.	927,637	1,012,000
200	National Penn Bancshares Inc.	2,521	2,408
20,025	Sterling Bancorp	201,872	308,185

		3,592,299	3,379,053

	Consumer Finance — 2.1%
30,000	Blackhawk Network Holdings Inc.†	720,867	1,277,400
90,000	Navient Corp.	849,595	1,187,100
100,000	SLM Corp.†	573,264	706,000
40,041	Xoom Corp.†	992,074	998,622

		3,135,800	4,169,122

	Insurance — 7.6%
100,000	Amlin plc	1,009,132	1,015,909
1,650	Argo Group International Holdings Ltd.	36,600	103,158
1,000	Aspen Insurance Holdings Ltd.	43,388	48,610
34,500	National Interstate Corp.	1,009,938	990,150
40,000	PartnerRe Ltd.	5,498,417	5,560,000
60,000	StanCorp Financial Group Inc.	6,840,210	6,883,200
2,000	Symetra Financial Corp.	63,265	63,460

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
	Insurance (Continued)
1,000	The Phoenix Companies Inc.†	$34,385	$34,380

		14,535,335	14,698,867

	Real Estate Management and Development — 2.5%
205,000	BioMed Realty Trust Inc.	4,807,884	4,799,050
1,000	Conwert Immobilien Invest SE†	13,727	14,334

		4,821,611	4,813,384

	TOTAL FINANCIALS	26,389,365	27,190,910

	INFORMATION TECHNOLOGY — 12.4%
	Communications Equipment — 0.1%
4,050	Harris Corp.	317,552	320,477

	Electrical Equipment and Instruments — 1.0%
47,300	Axis Communications AB	1,895,619	1,887,892
1,000	Park Electrochemical Corp.	11,650	16,340

		1,907,269	1,904,232

	Semiconductors and Semiconductor Equipment — 8.8%
105,000	Altera Corp.	5,436,772	5,517,750
40,000	Atmel Corp.	323,914	304,000
43,000	Broadcom Corp., Cl. A	2,305,722	2,210,200
210,000	EZchip Semiconductor Ltd.†	5,264,641	5,126,100
4,000	KLA-Tencor Corp.	260,258	268,480
10,000	MoSys Inc.†	39,042	13,900
300	OmniVision Technologies Inc.†	8,366	8,661
2,000	Pericom Semiconductor Corp.	34,378	34,900
300,000	PMC-Sierra Inc.†	3,075,427	3,576,000
2,500	Xcerra Corp.†	18,894	17,350

		16,767,414	17,077,341

	Software — 2.5%
5,000	EMC Corp.	139,481	131,100
75,000	FalconStor Software Inc.†	251,646	150,000
2,000	Innovation Group plc	1,227	1,226
200	InterXion Holding NV†	6,505	5,876
2,000	Rocket Fuel Inc.†	14,062	9,200
40,000	SolarWinds Inc.†	2,331,732	2,321,200
31,800	Solera Holdings Inc.	1,735,133	1,738,188
13,000	Take-Two Interactive Software Inc.†	106,294	431,600

		4,586,080	4,788,390

	TOTAL INFORMATION TECHNOLOGY	23,578,315	24,090,440

	MATERIALS — 10.7%
	Building Products — 1.6%
100,000	Griffon Corp.	850,000	1,718,000
14,000	Norbord Inc.	318,662	264,561

Shares		Cost	Market Value

12,000	Vulcan Materials Co.	$471,544	$1,158,960

		1,640,206	3,141,521

	Chemicals — 5.3%
30,000	SGL Carbon SE†	716,266	551,585
69,800	Sigma-Aldrich Corp.	9,599,355	9,752,456

		10,315,621	10,304,041

	Containers and Packaging — 2.5%
10,000	Greif Inc., Cl. B	521,769	385,000
282,000	Myers Industries Inc.	5,598,387	4,402,020

		6,120,156	4,787,020

	Materials — 0.7%
6,000	Cytec Industries Inc.	443,205	446,520
75,000	Italcementi SpA	832,523	832,985

		1,275,728	1,279,505

	Metals and Mining — 0.6%
44,068	Alamos Gold Inc., Cl. A	645,142	169,221
100,000	Alcoa Inc.	969,962	893,000
400	Allegheny Technologies Inc.	25,020	5,880
17,752	AuRico Metals Inc.†	9,447	10,725
19,000	Pan American Silver Corp.	298,459	144,142

		1,948,030	1,222,968

	TOTAL MATERIALS	21,299,741	20,735,055

	INDUSTRIALS — 7.5%
	Aerospace and Defense — 2.2%
40,000	Kaman Corp.	1,361,916	1,555,600
12,000	Precision Castparts Corp.	2,767,928	2,769,720

		4,129,844	4,325,320

	Air Freight and Logistics — 1.7%
2,000	Norbert Dentressangle SA	484,562	435,461
318,426	TNT Express NV	2,817,773	2,678,703
26,700	UTi Worldwide Inc.†	186,232	190,371

		3,488,567	3,304,535

	Commercial Services and Supplies — 2.2%
10,500	Rollins Inc.	21,042	281,610
10,000	The Brink’s Co.	243,291	309,800
150,000	The Interpublic Group of Companies Inc.	2,927,842	3,439,500
2,000	Towers Watson & Co., Cl. A	248,111	247,120
1,111	Vectrus Inc.†	19,941	27,630

		3,460,227	4,305,660

	Electrical Equipment — 0.5%
140,000	HellermannTyton Group plc	1,036,973	1,022,785

	Machinery — 0.8%
7,000	CIRCOR International Inc.	230,587	321,440
15,000	CNH Industrial NV	146,111	101,443

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
	Machinery (Continued)
30,000	Xylem Inc.	$883,503	$1,092,300

		1,260,201	1,515,183

	Railroads and Transportation — 0.1%
3,000	GATX Corp.	118,938	140,100

	TOTAL INDUSTRIALS	13,494,750	14,613,583

	HEALTH CARE — 6.8%
	Biotechnology — 0.5%
6,800	Bio-Rad Laboratories Inc., Cl. A†	693,006	948,464

	Health Care Equipment and Supplies — 0.6%
2,000	Alere Inc.†	79,363	92,240
110,000	ArthroCare Corp. Stub	0	38,500
6,000	Audika Groupe†	113,382	117,377
12,000	Exactech Inc.†	161,584	204,360
5,700	ICU Medical Inc.†	365,322	626,829
5,000	Smith & Nephew plc, ADR	178,855	170,600

		898,506	1,249,906

	Health Care Providers and Services — 2.4%
33,000	Amica Mature Lifestyles Inc.	461,014	463,100
1,000	Chemed Corp.	30,478	157,290
4,500	Cigna Corp.	639,876	603,180
1,900	Humana Inc.	347,274	339,397
37,000	IPC Healthcare Inc.†	2,936,558	2,904,500
2,500	Synergy Health plc†	70,574	97,619

		4,485,774	4,565,086

	Life Sciences Tools and Services — 1.5%
3,600	Illumina Inc.†	160,467	515,808
54,000	WuXi PharmaTech Cayman Inc., ADR†	966,228	2,413,800

		1,126,695	2,929,608

	Pharmaceuticals — 1.8%
2,556	AbbVie Inc.	146,140	152,210
32,000	AstraZeneca plc, ADR	1,247,215	1,020,480
26,000	Bristol-Myers Squibb Co.	747,680	1,714,700
4,000	Grifols SA, ADR	53,680	139,240
5,000	Mylan NV†	252,650	220,450
1,400	Perrigo Co. plc	248,460	220,836

		2,695,825	3,467,916

	TOTAL HEALTH CARE	9,899,806	13,160,980

	UTILITIES — 5.4%
	Electric Utilities — 3.6%
76,368	Cleco Corp.	4,171,988	4,047,504
40,000	Endesa SA	1,228,952	890,717
4,000	Hawaiian Electric Industries Inc.	120,882	117,040

Shares		Cost	Market Value

62,000	Pepco Holdings Inc.	$1,659,343	$1,651,060
2,000	TECO Energy Inc.	51,480	54,000
5,000	UIL Holdings Corp.	246,037	254,950

		7,478,682	7,015,271

	Gas Utilities — 0.2%
2,000	AGL Resources Inc.	121,799	125,000
2,000	Piedmont Natural Gas Co. Inc.	114,369	114,620
3,600	Southwest Gas Corp.	125,398	221,256

		361,566	460,876

	Independent Power Producers and Energy Traders — 0.0%
75,000	GenOn Energy Inc., Escrow	0	0

	Multi-Utilities — 1.4%
48,000	NorthWestern Corp.	1,282,043	2,601,120

	Water — 0.2%
10,000	Severn Trent plc	277,722	345,779

	TOTAL UTILITIES	9,400,013	10,423,046

	CONSUMER STAPLES — 4.7%
	Consumer Products — 0.6%
65,000	Avon Products Inc.	645,117	261,950
90,000	Wausau Paper Corp.	919,445	918,900

		1,564,562	1,180,850

	Food and Staples Retailing — 2.4%
5,000	CST Brands Inc.	172,581	179,650
170,000	Rite Aid Corp.†	1,358,779	1,339,600
36,000	SABMiller plc	2,182,341	2,217,118
6,400	SpartanNash Co.	62,762	178,560
29,000	Village Super Market Inc., Cl. A	662,626	726,740

		4,439,089	4,641,668

	Food Products — 1.7%
2,000	Diamond Foods Inc.†	73,885	79,240
4,500	Flowers Foods Inc.	10,669	121,500
38,000	GrainCorp Ltd., Cl. A	440,268	245,235
500,000	Parmalat SpA	1,849,699	1,300,886
43,260	Tootsie Roll Industries Inc.	893,914	1,373,072
1,000	Warrnambool Cheese & Butter Factory Co. Holding Ltd.†	6,834	6,846
550,000	Yashili International Holdings Ltd.	234,871	156,826

		3,510,140	3,283,605

	TOTAL CONSUMER STAPLES	9,513,791	9,106,123

	TELECOMMUNICATION SERVICES — 4.4%
	Diversified Telecommunications Services — 1.2%
280,000	Asia Satellite Telecommunications Holdings Ltd.	604,206	416,897
218,109	Cincinnati Bell Inc.†	797,116	822,271

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	TELECOMMUNICATION SERVICES (Continued)
	Diversified Telecommunications Services (Continued)
220,000	Koninklijke KPN NV	$657,892	$808,023
3,500	Level 3 Communications Inc.†	164,185	178,325
1,400	Loral Space & Communications Inc.†	105,535	62,594
1,000	Rogers Communications Inc., Cl. B	2,955	39,800

		2,331,889	2,327,910

	Wireless Telecommunications Services — 3.2%
23,000	Millicom International Cellular SA, SDR	1,723,450	1,284,127
70,000	Sprint Corp.†	369,069	331,100
9,000	Telephone & Data Systems Inc.	255,177	257,760
40,000	T-Mobile US Inc.†	650,000	1,515,600
70,000	United States Cellular Corp.†	3,221,188	2,851,800

		6,218,884	6,240,387

	TOTAL TELECOMMUNICATION SERVICES	8,550,773	8,568,297

	ENERGY — 1.2%
	Energy Equipment and Services — 0.2%
5,500	Baker Hughes Inc.	329,869	289,740
1,000	Cameron International Corp.†	60,013	68,010

		389,882	357,750

	Oil, Gas, and Consumable Fuels — 1.0%
500,000	Alvopetro Energy Ltd.†	467,728	133,833
7,000	Anadarko Petroleum Corp.	518,578	468,160
29,000	BG Group plc	529,746	458,238
345,000	Gulf Coast Ultra Deep Royalty Trust†	603,750	86,250
10,000	Halcon Resources Corp.†	86,812	7,011
2,700	Noble Energy Inc.	120,517	96,768
140,000	WesternZagros Resources Ltd.†	409,637	12,313
40,000	Whiting Petroleum Corp.†	1,343,441	689,200

		4,080,209	1,951,773

	TOTAL ENERGY	4,470,091	2,309,523

	TOTAL COMMON STOCKS	151,076,882	161,133,922

	RIGHTS — 0.6%
	TELECOMMUNICATION SERVICES — 0.4%
	Wireless Telecommunications Services — 0.4%
315,000	Leap Wireless International Inc., CVR, expire 03/14/16†	734,287	793,800

	HEALTH CARE — 0.1%
	Biotechnology — 0.0%
20,000	Adolor Corp., CPR, expire 07/01/19†	0	10,400

Shares		Cost	Market Value

13,000	Ambit Biosciences Corp., CVR†	$0	$7,800

		0	18,200

	Health Care Equipment and Supplies — 0.0%
5,000	American Medical Alert Corp.†	0	50
250,200	Synergetics USA Inc., CVR, expire 06/30/18	25,020	25,020

		25,020	25,070

	Pharmaceuticals — 0.1%
11,000	Chelsea Therapeutics International Ltd., CVR†	1,210	1,210
20,000	Durata Therapeutics Inc., CVR†	0	3,200
4,700	Furiex Pharmaceuticals Inc., CVR†	45,960	45,919
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	0	60
23,200	Prosensa Holding, CVR†	22,801	22,968
156,000	Teva Pharmaceutical Industries Ltd., CPR, expire 02/20/23†	74,375	82,680
86,000	Trius Therapeutics, CVR†	0	11,180

		144,346	167,217

	TOTAL HEALTH CARE	169,366	210,487

	CONSUMER STAPLES — 0.1%
	Food and Staples Retailing — 0.1%
220,000	Safeway Casa Ley, CVR, expire 01/30/19†	39,570	99,000
220,000	Safeway PDC, CVR, expire 01/30/17†	1,900	10,736

		41,470	109,736

	TOTAL CONSUMER STAPLES	41,470	109,736

	TOTAL RIGHTS	945,123	1,114,023

	WARRANTS — 0.0%
	ENERGY — 0.0%
	Oil, Gas, and Consumable Fuels — 0.0%
45,000	Kinder Morgan Inc., expire 05/25/17†	87,715	27,450

	MATERIALS — 0.0%
	Metals and Mining — 0.0%
850	HudBay Minerals Inc., expire 07/20/18†	962	344

	TOTAL WARRANTS	88,677	27,794

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Schedule of Investments (Continued) — October 31, 2015

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 16.9%
$32,689,000	U.S. Treasury Bills, 0.000% to 0.260%††, 11/19/15 to 04/21/16(a)	$32,674,715	$32,675,997

	TOTAL INVESTMENTS — 100.6%	$184,785,397	194,951,736

Notional Amount		Termination Date	Unrealized Depreciation
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS — 0.0%
$ 1,020,188	Amlin plc(b)	10/14/16	(4,279)
(100,000 Shares)

			Market Value

	Other Assets and Liabilities (Net) — (0.6)%		(1,079,841)

	NET ASSETS — 100.0%.		$193,867,616

(a)	At October 31, 2015, $1,000,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements.
(b)	At October 31, 2015, the Fund had entered into an equity contract for difference swap agreement with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPR	Contingent Payment Right
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:
Investments, at value (cost $184,785,397)	$194,951,736
Cash	7,302
Receivable for investments sold	2,413,100
Receivable for Fund shares sold	138,114
Dividends receivable	19,393
Prepaid expenses	20,974

Total Assets	197,550,619

Liabilities:
Payable for Fund shares redeemed	166,588
Payable for investments purchased	3,162,102
Payable for investment advisory fees	153,266
Payable for distribution fees	68,468
Payable for accounting fees	7,500
Unrealized depreciation on swap contracts	4,279
Other accrued expenses	120,800

Total Liabilities	3,683,003

Net Assets (applicable to 14,718,659 shares outstanding)	$193,867,616

Net Assets Consist of:
Paid-in capital	$201,130,879
Accumulated net investment loss	(1,171,661)
Accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency transactions	(16,253,653)
Net unrealized appreciation on investments	10,166,339
Net unrealized depreciation on swap contracts	(4,279)
Net unrealized depreciation on foreign currency translations	(9)

Net Assets	$193,867,616

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($4,942,615 ÷ 371,248 shares outstanding; 100,000,000 shares authorized)	$13.31
Class A:
Net Asset Value and redemption price per share ($58,039,410 ÷ 4,408,432 shares outstanding; 200,000,000 shares authorized)	$13.17
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$13.97
Class C:
Net Asset Value and offering price per share ($53,737,826 ÷ 4,393,923 shares outstanding; 100,000,000 shares authorized)	$12.23 (a)
Class Y:
Net Asset Value, offering, and redemption price per share ($77,147,765 ÷ 5,545,056 shares outstanding; 100,000,000 shares authorized)	$13.91

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended October 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $37,331)	$2,215,372
Interest	19,936

Total Investment Income	2,235,308

Expenses:
Investment advisory fees	2,029,717
Distribution fees - Class AAA	16,421
Distribution fees - Class A	386,007
Distribution fees - Class C	552,555
Shareholder services fees	230,553
Shareholder communications expenses	71,298
Registration expenses	69,739
Directors’ fees	67,000
Custodian fees	46,575
Accounting fees	45,000
Legal and audit fees	39,247
Dividend expense on securities sold short	4,739
Payroll expenses	3,768
Interest expense	3,311
Miscellaneous expenses	34,672

Total Expenses	3,600,602

Expenses paid indirectly by broker (See Note 6)	(2,988)

Net Expenses	3,597,614

Net Investment Loss	(1,362,306)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	10,040,012
Net realized gain on securities sold short	50,986
Net realized loss on swap contracts	(190)
Net realized gain on foreign currency transactions	101,904

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	10,192,712

Net change in unrealized appreciation/depreciation:
on investments	(1,881,877)
on securities sold short	117,380
on swap contracts	(4,279)
on foreign currency translations	7,194

Net change in unrealized appreciation/ depreciation on investments, securities sold short, swap contracts, and foreign currency translations	(1,761,582)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	8,431,130

Net Increase in Net Assets Resulting from Operations	$7,068,824

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net investment loss	$ (1,362,306)	$ (1,225,311)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	10,192,712	12,602,357
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	(1,761,582)	(7,897,779)
Net Increase in Net Assets Resulting from Operations	7,068,824	3,479,267

Capital Share Transactions:
Class AAA	(6,534,281)	2,547,405
Class A	(38,647,717)	(17,193,488)
Class B*	(931,796)	(951,934)
Class C	(5,360,329)	(959,468)
Class Y	(6,238,127)	12,805,304
Net Decrease in Net Assets from Capital Share Transactions	(57,712,250)	(3,752,181)

Redemption Fees	382	1,907
Net Decrease in Net Assets	(50,643,044)	(271,007)
Net Assets:
Beginning of year	244,510,660	244,781,667
End of year (including undistributed net investment income of $0 and $0, respectively)	$193,867,616	$244,510,660

*	Class B Shares were fully redeemed and closed on December 8, 2014.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations						Ratios to Average Net Assets/ Supplemental Data
Year Ended October 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2015	$12.86	$(0.07)	$0.52	$0.45	$0.00	$13.31	3.50%	$ 4,943	(0.51)%	1.47%(c)	162%
2014	12.66	(0.03)	0.23	0.20	0.00	12.86	1.58	11,315	(0.24)	1.46	181
2013	11.00	0.04	1.62	1.66	0.00	12.66	15.09	8,671	0.37	1.49	197
2012(d)	10.60	(0.08)	0.48	0.40	0.00	11.00	3.77	7,814	(0.75)	1.50	202
2011	10.25	(0.04)	0.39	0.35	0.00	10.60	3.41	7,936	(0.39)	1.45	232
Class A
2015	$12.75	$(0.08)	$0.50	$0.42	$0.00	$13.17	3.29%	$ 58,039	(0.63)%	1.67%(c)	162%
2014	12.57	(0.06)	0.24	0.18	0.00	12.75	1.43	93,980	(0.51)	1.66	181
2013	10.94	0.02	1.61	1.63	0.00	12.57	14.90	109,446	0.15	1.69	197
2012(d)	10.57	(0.11)	0.48	0.37	0.00	10.94	3.50	103,827	(1.00)	1.70	202
2011	10.24	(0.06)	0.39	0.33	0.00	10.57	3.22	134,334	(0.56)	1.65	232
Class C
2015	$11.91	$(0.14)	$0.46	$0.32	$0.00	$12.23	2.69%	$ 53,738	(1.19)%	2.22%(c)	162%
2014	11.81	(0.12)	0.22	0.10	0.00	11.91	0.85	57,616	(1.04)	2.21	181
2013	10.33	(0.04)	1.52	1.48	0.00	11.81	14.33	58,062	(0.39)	2.24	197
2012(d)	10.04	(0.16)	0.45	0.29	0.00	10.33	2.89	51,498	(1.56)	2.25	202
2011	9.78	(0.11)	0.37	0.26	0.00	10.04	2.66	64,637	(1.11)	2.20	232
Class Y
2015	$13.41	$(0.03)	$0.53	$0.50	$0.00	$13.91	3.73%	$ 77,148	(0.20)%	1.21%(c)	162%
2014	13.16	(0.00)	0.25	0.25	0.00	13.41	1.90	80,672	(0.03)	1.21	181
2013	11.41	0.06	1.69	1.75	0.00	13.16	15.34	66,746	0.48	1.24	197
2012(d)	10.97	(0.05)	0.49	0.44	0.00	11.41	4.01	32,883	(0.49)	1.25	202
2011	10.58	(0.01)	0.40	0.39	0.00	10.97	3.69	50,893	(0.11)	1.20	232

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended October 31, 2015, there was no impact on the expense ratios.
(d)

During the year ended October 31, 2012, the Fund changed its previously recognized estimate of the characterization of prior year income associated with a portfolio holding involved in a corporate reorganization that was subsequently sold. If this recharacterization had not occurred, Net Investment Income(Loss) would have been $(0.02) (Class AAA), $(0.05) (Class A), $(0.10) (Class C), and $0.00 (Class Y), respectively, Net Realized and Unrealized Gain (Loss) on Investments would have been $0.42 (Class AAA and Class A), $0.39 (Class C), and $0.44 (Class Y), respectively, and Net Investment Income (Loss) Ratio would have been (0.22)% (Class AAA), (0.47)% (Class A), (1.00)% (Class C), and 0.02% (Class Y), respectively.

See accompanying notes to financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements

1. Organization. The Gabelli Enterprise Mergers and Acquisitions Fund is a series of the Gabelli 787 Fund, Inc. (the “Corporation”), which was organized in Maryland and commenced operations on February 28, 2001. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Its primary objective is capital appreciation.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of October 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 10/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Discretionary
Household Durables	$ 63,000	$ 112,550	—	$ 175,550
Media	19,566,275	3,400	—	19,569,675
Other Industries (a)	11,190,740	—	—	11,190,740
Financials
Capital Markets	96,459	34,025	—	130,484
Other Industries (a)	27,060,426	—	—	27,060,426
Health Care
Health Care Equipment and Supplies	1,211,406	—	$ 38,500	1,249,906
Health Care Providers and Services	4,467,467	97,619	—	4,565,086
Other Industries (a)	7,345,988	—	—	7,345,988
All Other Industries (a)	89,846,067	—	—	89,846,067

Total Common Stocks	160,847,828	247,594	38,500	161,133,922

Rights (a)	—	—	1,114,023	1,114,023
Warrants (a)	27,794	—	—	27,794
U.S. Government Obligations	—	32,675,997	—	32,675,997

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$160,875,622	$32,923,591	$1,152,523	$194,951,736

OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Unrealized Depreciation): EQUITY CONTRACT:
Contract for Difference Swap Agreement	—	$ (4,279)	—	$ (4,279)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

During the year ended October 31, 2015, the Fund had transfers of $193,426 or 0.08% of net assets as of October 31, 2014 from Level 1 to Level 2 and Level 2 to Level 1. Transfers from Level 1 to Level 2 or from Level 2 to Level 1 are due to a decline or an increase in market activity, e.g., frequency of trades, respectively, which resulted in a lack of or increase in available market inputs to determine price. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 10/31/14	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers Into Level 3††	Transfers out of Level 3††	Balance as of 10/31/15	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 10/31/15†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Information Technology Software	$1,900	—	$3,391	$ (1,900)	—	$(3,391)	—	—	—	—
Health Care
Health Care Equipment and Supplies	38,500	—	—	—	—	—	—	—	$38,500	—
Utilities
Independent Power Producers and Energy Traders	0	—	—	—	—	—	—	—	0	—

Total Common Stocks	40,400	—	3,391	(1,900)	—	(3,391)	—	—	38,500	—

Rights	5,674,099	—	806,490	54,393	$89,291	(5,510,250)	—	—	1,114,023	$79,433

TOTAL INVESTMENTS IN SECURITIES	$5,714,499	—	$809,881	$52,493	$89,291	$(5,513,641)	—	—	$1,152,523	$79,433

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following table summarizes the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of October 31, 2015:

Description	Balance at 10/31/15	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
		Acquisition price/
Rights	$1,114,023	Last available closing price	Discount Range	0%
All Other Investments (a)	38,500

	$1,152,523

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at October 31, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

At October 31, 2015, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Liabilities
Equity Contract for Difference Swap Agreements	$(4,279)	—	$(4,279)

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of October 31, 2015:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount

Counterparty
The Goldman Sachs Group, Inc.	$(4,279)	4,279	—	—

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at October 31, 2015 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Depreciation
$1,020,188 (100,000 Shares)	Market Value Appreciation on: Amlin plc	One month LIBOR plus 90 bps plus Market Value Depreciation on: Amlin plc	10/14/16	$(4,279)

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended October 31, 2015 had an average monthly notional amount of approximately $1,016,835 over the period that the swap was outstanding.

At October 31, 2015, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts. For the year ended October 31, 2015, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For the year ended October 31, 2015, the effect of forward foreign exchange contracts, if any, can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, within Net realized gain on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. During the year ended October 31, 2015, the Fund held no forward foreign exchange contracts. The Fund’s volume of activity in forward foreign exchange contracts during the year ended October 31, 2015 had an average monthly notional amount of approximately $495,000 over the period that the forwards were outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At October 31, 2015, there were no short sales outstanding.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At October 31, 2015, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the write-off of current year net operating loss and the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended October 31, 2015, reclassifications were made to decrease accumulated net investment loss by $1,149,962 and increase accumulated net realized loss on investments, securities sold short, swap contracts, and foreign currency translations by $95,272, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended October 31, 2015 or 2014.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At October 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(13,046,182)
Net unrealized appreciation on investments and foreign currency translations	6,960,297
Qualified late year loss deferral*	(1,177,378)

Total	$(7,263,263)

*

Qualified late year losses relate to ordinary losses incurred after December 31, 2014 through the Fund’s October 31, 2015 fiscal year end which were elected to be treated as if they occurred on the first day of the following fiscal year November 1, 2015.

At October 31, 2015, the Fund had net capital loss carryforwards for federal income tax purposes of $13,046,182 which are available to reduce future required distributions of net capital gains to shareholders through 2017. The Fund is permitted to carry forward for an unlimited period capital losses incurred in fiscal years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

During the year October 31, 2015, the Fund utilized capital loss carryforwards of $10,870,774.

At October 31, 2015, the differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to deferral of losses on wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at October 31, 2015:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$187,991,431	$21,666,811	$(14,706,506)	$6,960,305

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended October 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at annual rates as follows:

First $ 1 Billion	0.935%
Next $1 Billion	0.910%
Next $3 Billion	0.885%
Next $5 Billion	0.860%
Thereafter	0.835%

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

As per the approval of the Board, the Fund is allocated a portion of the Chief Compliance Officer’s cost. For the year ended October 31, 2015, the Fund paid or accrued $3,768 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director receive annual fees of $1,500 and $2,000, respectively. The Chairmen of the Proxy Voting Committee and the Nominating Committee each receive annual fees of

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

$1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution agreement and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to the G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.45%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Class Y shares do not participate in the Plan and pay no distribution fees.

5. Portfolio Securities. Purchases and sales of securities during the year ended October 31, 2015, other than short term securities and U.S. Government obligations, aggregated $303,966,235 and $375,909,905, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended October 31, 2015, the Fund paid brokerage commissions on security trades of $111,059 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $15,302 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended October 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,988.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended October 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 15% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At October 31, 2015, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended October 31, 2015 was $279,481 with a weighted average interest rate of 1.41%. The maximum amount borrowed at any time during the year ended October 31, 2015 was $8,146,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class Y Shares. Class AAA Shares and Class Y Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class B Shares were fully redeemed on December 8, 2014.

Gabelli Enterprise Mergers and Acquisitions Fund

Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended October 31, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	October 31, 2015		October 31, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	157,240	$2,083,134	456,002	$5,904,935
Shares redeemed	(665,560)	(8,617,415)	(261,355)	(3,357,530)

Net increase/(decrease)	(508,320)	$(6,534,281)	194,647	$2,547,405

Class A
Shares sold	674,258	$8,807,688	2,046,548	$26,192,549
Shares redeemed	(3,636,369)	(47,455,405)	(3,382,224)	(43,386,037)

Net decrease	(2,962,111)	$(38,647,717)	(1,335,676)	$(17,193,488)

Class B*
Shares sold	—	—	9	$100
Shares redeemed	(77,924)	$(931,796)	(79,300)	(952,034)

Net decrease	(77,924)	$(931,796)	(79,291)	$(951,934)

Class C
Shares sold	438,955	$5,356,928	855,447	$10,278,528
Shares redeemed	(883,010)	(10,717,257)	(935,419)	(11,237,996)

Net decrease	(444,055)	$(5,360,329)	(79,972)	$(959,468)

Class Y
Shares sold	2,607,403	$35,937,386	4,016,391	$54,159,131
Shares redeemed	(3,076,879)	(42,175,513)	(3,072,407)	(41,353,827)

Net increase/(decrease)	(469,476)	$(6,238,127)	943,984	$12,805,304

*	Class B Shares were fully redeemed and closed on December 8, 2014.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Enterprise Mergers and Acquisitions Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli Enterprise Mergers and Acquisitions Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gabelli Enterprise Mergers and Acquisitions Fund (a series of the Gabelli 787 Fund, Inc. and hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

December 22, 2015

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the Gabelli Enterprise Mergers and Acquisitions Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:
Regina M. Pitaro Director Age: 60	Since 2008	1	Managing Director of GAMCO Asset Management, Inc.	—

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita Director Age: 79	Since 1994	37	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Director Age: 77	Since 1994	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Vincent D. Enright Director Age: 71	Since 2008	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Arthur V. Ferrara Director Age: 85	Since 2008	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Kuni Nakamura Director Age: 47	Since 2008	18	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Salvatore J. Zizza Director Age: 69	Since 2004	31	President of Zizza & Associates Corp. (financial consulting); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

Gabelli Enterprise Mergers and Acquisitions Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President Age: 63	Since 1994

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Ms. Pitaro is considered an “interested person” because of her affiliation with Gabelli Funds, LLC that acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

GABELLI ENTERPRISE MERGERS AND

ACQUISITIONS FUND

A Portfolio of the Gabelli 787 Fund, Inc.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director and

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President and,

Chief Financial Officer, KeySpan

Corporation

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

Kuni Nakamura

President,

Advanced Polymer, Inc.

Regina M. Pitaro

Managing Director,

GAMCO Asset Management Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Gabelli Enterprise Mergers and Acquisitions Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB208Q415AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James P. Conn is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,085 in 2014 and $20,688 in 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2014 and $0 in 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,970 in 2014 and $4,089 in 2015. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2014 and $0 in 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $3,970 in 2014 and $4,089 in 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli 787 Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/30/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	12/30/2015

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	12/30/2015

* Print the name and title of each signing officer under his or her signature.